Exhibit 10.26

EXECUTION COPY

Form of Intellectual Property Security Agreement
among Hollinger International Inc. and various Others (as defined therein)
and Toronto Dominion (Texas) Inc. dated as of December 23, 2002

INTELLECTUAL PROPERTY SECURITY AGREEMENT

          This INTELLECTUAL PROPERTY SECURITY AGREEMENT (as amended, amended and restated, supplemented or otherwise modified from time to time, the “IP Security Agreement”) dated December 23, 2002 is made by the Persons listed on the signature pages hereof (collectively, the “Grantors”) in favor of Wachovia Bank, N.A. as administrative agent (the “Administrative Agent”) for the Secured Parties (as defined in the Security Agreement referred to below).

          WHEREAS, Hollinger International Publishing Inc., a Delaware corporation, and certain of its affiliates entered into a Fifth Amended and Restated Credit Agreement, dated as of December 23, 2002, (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), with the Administrative Agent, Wachovia Securities, Inc., as sole lead arranger and book runner, Toronto Dominion (Texas), Inc., as Syndication Agent and General Electric Capital Corporation, as Documentation and the Lenders party thereto. Terms defined in the Credit Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement.

          WHEREAS, as a condition precedent to the extensions of credit by the Administrative Agent, the other Lenders and the other Secured Parties under the Credit Agreement from time to time, each Grantor has executed and delivered that certain Company Security Agreement dated December 23, 2002 made by the Grantors to the Administrative Agent (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”).

          WHEREAS, under the terms of the Security Agreement, the Grantors have granted to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in, among other property, certain intellectual property of the Grantors, and have agreed as a condition thereof to execute this IP Security Agreement for recording with the U.S. Patent and Trademark Office, the United States Copyright Office and other governmental authorities.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor agrees as follows:

          SECTION 1. Grant of Security. Each Grantor hereby grants to the Administrative Agent for the ratable benefit of the Secured Parties a security interest in all of such Grantor’s right, title and interest in and to the following (the “Collateral”):

(i) the patents and patent applications set forth in Schedule A hereto (the “Patents”);

(ii) the trademark and service mark registrations and applications set forth in Schedule B hereto (provided that no security interest shall be granted in United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair

Hollinger IP Security Agreement

the validity or enforceability of such intent-to-use trademark applications under applicable federal law), together with the goodwill symbolized thereby (the “Trademarks”);

(iii) all copyrights, whether registered or unregistered, now owned or hereafter acquired by such Grantor, including, without limitation, the copyright registrations and applications and exclusive copyright licenses set forth in Schedule C hereto (the “Copyrights”);

(iv) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the foregoing, all rights in the foregoing provided by international treaties or conventions, all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto;

(v) any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

(vi) any and all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the Collateral of or arising from any of the foregoing.

          SECTION 2. Security for Obligations. The grant of a security interest in, the Collateral by each Grantor under this IP Security Agreement secures the payment of all Obligations of such Grantor and the other Obligors now or hereafter existing under or in respect of the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise. Without limiting the generality of the foregoing, this IP Security Agreement secures, as to each Grantor, the payment of all amounts that constitute part of the Secured Obligations and that would be owed by such Grantor to any Secured Party under the Loan Documents but for the fact that such Secured Obligations are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving an Obligor.

          SECTION 3. Recordation. Each Grantor authorizes and requests that the Register of Copyrights, the Commissioner for Patents and the Commissioner for Trademarks and any other applicable government officer record this IP Security Agreement.

          SECTION 4. Execution in Counterparts. This IP Security Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          SECTION 5. Grants, Rights and Remedies. This IP Security Agreement has been entered into in conjunction with the provisions of the Security Agreement. Each Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the

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rights and remedies of, the Administrative Agent with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein.

          SECTION 6. Assignment of Security. Toronto Dominion (Texas), Inc., as administrative agent under the Existing Credit Agreement (as defined in the Security Agreement), hereby transfers and assigns to the Administrative Agent for the benefit of itself and the other Lenders and Secured Parties all of its security interests and other rights in and to the Collateral.

          SECTION 7. Governing Law. This IP Security Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

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          IN WITNESS WHEREOF, each Grantor has caused this IP Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

HOLLINGER INTERNATIONAL INC.

By	Name:
Title:

Address for Notices:

DIGITAL CHICAGO INC.

By	Name:
Title:

Address for Notices:

CHICAGO SUN-TIMES, INC.

By	Name:
Title:

Address for Notices:

Hollinger IP Security Agreement

MIDWEST SUBURBAN PUBLISHING, INC.

By	Name:
Title:

Address for Notices:

PIONEER NEWSPAPERS INC.

By	Name:
Title:

Address for Notices:

CHICAGO SUN-TIMES FEATURES, INC.

By	Name:
Title:

Address for Notices:

Hollinger IP Security Agreement

TORONTO DOMINION (TEXAS), INC.

By	Name:
Title:

Address for Notices:

Hollinger IP Security Agreement

Annex B to the Security Agreement

FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT SUPPLEMENT

          This INTELLECTUAL PROPERTY SECURITY AGREEMENT SUPPLEMENT (this “IP Security Agreement Supplement”) dated      ,      , is made by the Person listed on the signature page hereof (the “Grantor”) in favor of                 (“       “), as collateral agent (the “Collateral Agent”) for the Secured Parties (as defined in the Security Agreement referred to below).

          WHEREAS, Hollinger International Publishing Inc., a Delaware corporation, and certain of its affiliates entered into a Fifth Amended and Restated Credit Agreement, dated as of December      , 2002, (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), with the Administrative Agent, Wachovia Securities, Inc., as sole lead arranger and book runner, Toronto Dominion (Texas), Inc., as Syndication Agent and General Electric Capital Corporation, as Documentation and the Lenders party thereto. Terms defined in the Credit Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement.

          WHEREAS, pursuant to the Credit Agreement, the Grantor and certain other Persons have executed and delivered that certain Security Agreement dated December      , 2002 made by the Grantor and such other Persons to the Collateral Agent (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) and that certain Intellectual Property Security Agreement dated      ,       (as amended, amended and restated, supplemented or otherwise modified from time to time, the “IP Security Agreement”).

          WHEREAS, under the terms of the Security Agreement, the Grantor has granted to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in the Additional Collateral (as defined in Section 1 below) of the Grantor and has agreed as a condition thereof to execute this IP Security Agreement Supplement for recording with the U.S. Patent and Trademark Office, the United States Copyright Office and other governmental authorities.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees as follows:

          SECTION 1. Grant of Security. Each Grantor hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in all of such Grantor’s right, title and interest in and to the following (the “Additional Collateral”):

(i) the patents and patent applications set forth in Schedule A hereto (the “Patents”);

(ii) the trademark and service mark registrations and applications set forth in Schedule B hereto (provided that no security interest shall be granted in United States intent-to-use trademark applications to the extent that, and solely

Hollinger IP Security Agreement

during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law), together with the goodwill symbolized thereby (the “Trademarks”);

(iii) the copyright registrations and applications and exclusive copyright licenses set forth in Schedule C hereto (the “Copyrights”);

(iv) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the foregoing, all rights in the foregoing provided by international treaties or conventions, all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto;

(v) all any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

(vi) any and all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the foregoing or arising from any of the foregoing.

          SECTION 2. Supplement to Security Agreement. Schedule III to the Security Agreement is, effective as of the date hereof, hereby supplemented to add to such Schedule the Additional Collateral.

          SECTION 3. Security for Obligations. The grant of a security interest in the Additional Collateral by the Grantor under this IP Security Agreement Supplement secures the payment of all Obligations of the Grantor now or hereafter existing under or in respect of the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise.

          SECTION 4. Recordation. The Grantor authorizes and requests that the Register of Copyrights, the Commissioner for Patents and the Commissioner for Trademarks and any other applicable government officer to record this IP Security Agreement Supplement.

          SECTION 5. Grants, Rights and Remedies. This IP Security Agreement Supplement has been entered into in conjunction with the provisions of the Security Agreement. The Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Administrative Agent with respect to the Additional Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein.

Hollinger IP Security Agreement

          SECTION 6. Governing Law. This IP Security Agreement Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

Hollinger IP Security Agreement

          IN WITNESS WHEREOF, the Grantor has caused this IP Security Agreement Supplement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

[NAME OF GRANTOR]

By:
Name:
Title:

Address:

Facsimile No.: Attention:

Hollinger IP Security Agreement

SCHEDULE A

PATENTS

None.

SCHEDULE B

TRADEMARKS

TRADEMARK NAME	REGISTRATION NUMBER	TYPE	EXPIRATION DATE	ENTITY OWNER

To Your Good Health	831,085	US	2007	Chicago Sun-Times, Inc.
All That Zazz	1,521,762	US	2009	Chicago Sun-Times, Inc.
Between the Lines	80,597	IL	2007	Chicago Sun-Times, Inc.
Chicago Daily News	084817	IL	2005	Chicago Sun-Times, Inc.
Chicago Sun-Times	1442078	IL	2007	Chicago Sun-Times, Inc.
Digital Chicago	2,398,173	US	2020	Digital Chicago Inc.
Digital Chicago	084855	IL	2005	Digital Chicago Inc.
Elite	085171	IL	2005	Midwest Suburban Publishing, Inc.
H Logo	75/174,624	US	2006	Hollinger Intl.
Hollinger Digital	2,271,219	US	2009	Hollinger Intl.
Hollinger International	2149847	US	2006	Hollinger Intl.
Hollinger International	2107696	UK & IRL	2006	Hollinger Intl.
Quick Takes	084603	IL	2005	Chicago Sun-Times, Inc.
Red Streak	pending	IL		Chicago Sun-Times, Inc.
Sun-Times	966535	US	2003	Chicago Sun-Times, Inc.
T.V. Prevue	979443	US	2004	Chicago Sun-Times, Inc.
The Smart Shopper	048969	IL	2005	Chicago Sun-Times, Inc.
Between the lines	2,200,687	US		Chicago Sun-Times, Inc.
Zipnet	1,789,918	US		Chicago Sun-Times, Inc.
City Scene	79,687	IL		Chicago Sun-Times, Inc.
Beat the Champions	50,512	IL		Chicago Sun-Times, Inc.

Hollinger Digital	2,107,801	UK	Hollinger International Inc.
Hollinger	TMA 564,852	CA	Chicago Sun-Times, Inc.
Digital New York	75/632,168	US	Digital Chicago, Inc.
Antioch Review	2,284,093	US	Pioneer Newspapers Inc.
Senior Class	2,261,700	US	Pioneer Newspapers Inc.
North Shore and design	1,311,035	US	Pioneer Newspapers Inc.
The Evanston Review stylized letters	261,511	US	Pioneer Newspapers Inc.
Wilmette Life stylized letters	261,512	US	Pioneer Newspapers Inc.
Winnetka Talk	261,513	US	Pioneer Newspapers Inc.
Glencoe News	261,333	US	Pioneer Newspapers Inc.

SCHEDULE C

COPYRIGHTS

Name	Reg. No.	Reg. Date	Owner

Ask pling anything	VA628098	September 13, 1993	Chicago Sun-Times Features, Inc.

Ask pling anything	VA628097	September 14, 1993	Chicago Sun-Times Features, Inc.

Ask pling anything	VA628096	September 14, 1993	Chicago Sun-Times Features, Inc.

Ask Pling Anything	VA628095	September 14, 1993	Chicago Sun-Times Features, Inc.

Chicago Sun-Times Metro Chicago Almanac: fascinating facts and offbeat offerings about the Windy City/ Don Hayner and Tom McNamee	TX3653506	July 14, 1993	Chicago Sun-Times Features, Inc.

Chicago Sun-Times Metro Chicago Almanac: fascinating facts and offbeat offerings about the Windy City/ Don Hayner and Tom McNamee	TX3230719	January 21, 1992	Chicago Sun-Times Inc. and Bonus Books, Inc.

Chicago Sun-Times			Chicago Sun-Times, Inc. (assigned from Newscorp Services, B.V.)

CAWTS-CAWT table construction utility	TX1117677	April 18, 1983	Chicago Sun-Times, Inc. (assigned from Newscorp Services, B.V.)

Hollinger IP Security Agreement